Exhibit 99.1

Express Scripts Completes Acquisition of WellPoint’s NextRx Subsidiaries
Long-term strategic alliance presents transformative opportunity to advance healthcare in America
ST. LOUIS and INDIANAPOLIS, December 1, 2009 — Express Scripts, Inc. (Nasdaq: ESRX), and WellPoint, Inc. (NYSE:WLP), announced today the closing of Express Scripts’ acquisition of WellPoint’s NextRx subsidiaries.
The transaction includes a 10-year agreement under which Express Scripts, one of the largest pharmacy benefits management companies in North America, will provide pharmacy benefits management services, including home delivery and specialty pharmacy services, to members of the affiliated health plans of WellPoint, one of the nation’s largest health benefits companies. Express Scripts acquired the NextRx subsidiaries for $4.675 billion, which includes consideration for the value of a future tax benefit for Express Scripts based on the structure of the transaction.
“Two industry leaders have aligned in an unprecedented way to promote better health and value for millions of Americans,” said George Paz, chairman and CEO of Express Scripts. “At this pivotal moment in American healthcare, the strategic alliance opens new horizons for improving outcomes for members while driving down overall healthcare costs.”
The two companies will leverage integrated medical and pharmacy data for a more holistic view of members’ health and related behaviors. WellPoint will seek to improve the effectiveness of its unparalleled clinical competencies through the success of ConsumerologySM, Express Scripts’ powerful application of the behavioral sciences to help members make better healthcare decisions. New insights will create potential for innovative programs that seek to drive improved health outcomes and reduce costs.
“The alliance brings new strength to Express Scripts’ and WellPoint’s essential roles in addressing today’s critical health care issues,” said Angela F. Braly, president and CEO of WellPoint. “As each organization expands the value of its leading health-information technologies, clinical expertise and thought leadership, the alliance will drive innovation in the development and implementation of integrated health benefits.”
Plan sponsors and members will gain from industry-leading programs and shared best practices from both organizations. Healthcare administrators will achieve greater insight into drug trends and usage through Express Scripts’ innovative reporting and modeling tools.

“Express Scripts has completed several acquisitions in the last decade, and is well prepared and ready to succeed,” said Paz. “Express Scripts and WellPoint have developed an integration plan designed to ensure a smooth transition for members, clients and employees.”

Contacts:

Express Scripts
Investor Relations Contacts:	Media Contact:
Jeff Hall, Chief Financial Officer	Maria Palumbo, Director
David Myers, Vice President	(314) 684-6438
(314) 810-3115	mpalumbo@express-scripts.com
investor.relations@express-scripts.com

WellPoint
Media Contact:	Investor Relations Contact:
Cheryl Leamon, Director	Michael Kleinman, Vice President
(317) 488-6748	(317) 488-6713
About Express Scripts, Inc.
Express Scripts, Inc., is one of the largest PBM companies in North America, providing PBM services to thousands of client groups, including managed-care organizations, insurance carriers, employers, third-party administrators, public sector, workers’ compensation and union-sponsored benefit plans.
Express Scripts provides integrated PBM services, including network-pharmacy claims processing, home delivery services, benefit-design consultation, drug-utilization review, formulary management, and medical- and drug-data analysis services. The company also distributes a full range of biopharmaceutical products directly to patients or their physicians, and provides extensive cost-management and patient-care services.
Express Scripts is headquartered in St. Louis. More information can be found at www.express-scripts.com, which includes expanded investor information and resources. More information on the Center for Cost-Effective Consumerism can be found at www.consumerology.org.
About WellPoint, Inc.
WellPoint works to simplify the connection between Health, Care and Value. We help to improve the health of our communities, deliver better care to members, and provide greater value to our customers and shareholders. WellPoint is the nation’s largest health benefits company, with more than 34 million members in its affiliated health plans. As an independent licensee of the Blue Cross and Blue Shield Association, WellPoint serves members as the Blue Cross licensee for California; the Blue Cross and Blue Shield licensee for Colorado, Connecticut, Georgia, Indiana, Kentucky, Maine, Missouri (excluding 30 counties in the Kansas City area), Nevada, New Hampshire, New York (as the Blue Cross Blue Shield licensee in 10 New York City metropolitan and surrounding counties and as the Blue Cross or Blue Cross Blue Shield licensee in selected upstate counties only), Ohio, Virginia (excluding the Northern Virginia suburbs of Washington, D.C.), Wisconsin; and through UniCare. Additional information about WellPoint is available at www.wellpoint.com

EXPRESS SCRIPTS SAFE HARBOR STATEMENT
This press release contains forward-looking statements, including, but not limited to, statements related to the Company’s plans, objectives, expectations (financial and otherwise) or intentions, including with respect to the proposed transaction with WellPoint and the expected benefits therefrom. Actual results may differ significantly from those projected or suggested in any forward-looking statements. Factors that may impact these forward-looking statements can be found in the Management’s Discussion and Analysis of Financial Condition and Results of Operations in our Form 10-K and other public filings with the SEC. Copies of our filings can be found at the investor relations section of Express Scripts website at www.express-scripts.com.
We do not undertake any obligation to release publicly any revisions to such forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.
WELLPOINT SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995
This document contains certain forward-looking information about us that is intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not generally historical facts. Words such as “expect(s)”, “feel(s)”, “believe(s)”, “will”, “may”, “anticipate(s)”, “intend”, “estimate”, “project” and similar expressions are intended to identify forward-looking statements, which generally are not historical in nature. These statements include, but are not limited to, financial projections and estimates and their underlying assumptions; statements regarding plans, objectives and expectations with respect to future operations, products and services; and statements regarding future performance. Such statements are subject to certain risks and uncertainties, many of which are difficult to predict and generally beyond our control, that could cause actual results to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements. These risks and uncertainties include: those discussed and identified in our public filings with the SEC; increased government participation in, or regulation or taxation of health benefits, managed care and PBM operations; trends in health care costs and utilization rates; our ability to secure sufficient premium rate increases; our ability to contract with providers consistent with past practice; competitor pricing below market trends of increasing costs; reduced enrollment, as well as a negative change in our health care product mix; risks and uncertainties regarding Medicare and Medicaid programs, including those related to non-compliance with the complex regulations imposed thereon, funding risks with respect to revenue received from participation therein and CMS sanctions; a downgrade in our financial strength ratings; litigation and investigations targeted at health benefits companies and our ability to resolve litigation and investigations within estimates; our ability to meet expectations regarding repurchases of shares of our common stock; decreased revenues, increased operating costs and potential customer and supplier losses and business disruptions that may be greater than expected following the close of the Express Scripts transaction; events that result in negative publicity for us or the health benefits industry; failure to effectively maintain and modernize our information systems and e-business organization and to maintain good relationships with third party vendors for information system resources; events that may negatively affect our license with the Blue Cross and Blue Shield

Association; possible impairment of the value of our intangible assets if future results do not adequately support goodwill and other intangible assets; intense competition to attract and retain employees; unauthorized disclosure of member sensitive or confidential information; changes in the economic and market conditions, as well as regulations that may negatively affect our investment portfolios and liquidity; possible restrictions in the payment of dividends by our subsidiaries and increases in required minimum levels of capital and the potential negative effect from our substantial amount of outstanding indebtedness; general risks associated with mergers and acquisitions; various laws and our governing documents may prevent or discourage takeovers and business combinations; future bio-terrorist activity or other potential public health epidemics; and general economic downturns. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof. Except to the extent otherwise required by federal securities law, we do not undertake any obligation to republish revised forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. Readers are also urged to carefully review and consider the various disclosures in our SEC reports.
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